UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-00871	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Board of Directors of Bucyrus International, Inc. (the “Company”) elected Deepak T. Kapur effective July 20, 2009 as a new director of the Company as a member of the class of directors whose term expires at the Company’s 2010 Annual Meeting of Stockholders. Mr. Kapur, 56, has served as the President of Navistar Inc.’s Truck Group since September 2003.

In connection with Mr. Kapur’s election to the Board of Directors, he will receive a pro rata portion of the annual $75,000 retainer that is paid in shares of the Company’s common stock pursuant to the Company’s Non-Employee Director Fee Guidelines. Additionally, he will receive a pro rata portion of the annual $55,000 cash retainer that is paid to the Company’s non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: July 17, 2009	By:	/s/ Craig R. Mackus
	Name:	Craig R. Mackus
	Title:	Chief Financial Officer and Secretary